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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                          PENNFIRST BANCORP, INC.
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          (Exact name of registrant specified in its charter)




Pennsylvania                          0-19345                25-1659846
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(State or other jurisdiction   (Commission File Number) (I.R.S. Employer
incorporation or organization)                           Identification Number)




600 Lawrence Avenue
Ellwood City, Pennsylvania                                     16117
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(Address of principal executive offices)                    (Zip Code)






                            (412) 758-5584
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         (Registrant's telephone number, including area code)
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PennFirst Bancorp, Inc.
Form 8-K
Page 2

Item 5.   Other Events
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     The information to be reported herein is incorporated by
reference from the press release, dated March 18, 1998, filed as
Exhibit 1 to this Form 8-K.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                    1    Press release dated March 18, 1998.
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PennFirst Bancorp, Inc.
Form 8-K
Page 3

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PENNFIRST BANCORP, INC.
                                             (Registrant)



Date: March 18, 1998                    By:/s/ Charlotte A. Zuschlag
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                                           Charlotte A. Zuschlag
                                           President & Chief Executive Officer
                                           (Principal Executive Officer)
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